Exhibit 10.3

                             AMENDMENT NO. 1 TO THE
                               TERM LOAN AGREEMENT

                                                    Dated as of March 15, 2007


                  AMENDMENT NO. 1 TO THE TERM LOAN AGREEMENT (this "Amendment") among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc. (the "Borrowers"), the banks, financial institutions and other institutional lenders parties as lenders to the Credit Agreement referred to below (collectively, the "Lenders") and Deutsche Bank AG New York Branch, as administrative agent (the "Administrative Agent") for the Lenders.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrowers, the Lenders and the Administrative Agent have entered into a Term Loan Agreement dated as of February 22, 2007 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrowers, the Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) Clause (b) of Preliminary Statement (1) is amended in its entirety to read as follows:

                  "(b) entering into a $325,000,000 Bridge Loan Agreement with Deutsche Bank AG Cayman Islands Branch, as collateral agent and as administrative agent, and the other financial institutions party thereto (such Bridge Loan Agreement, as amended, restated, supplemented or otherwise modified, replaced or refinanced, including an amendment and restatement thereof by the Junior Lien Term Loan Agreement, entered into on or about March 14, 2007, with Deutsche Bank AG New York Branch, as collateral agent and as administrative agent, the `Bridge Loan Facility')."

                  (b) The definition of "Applicable Margin" in Section 1.01 is amended by deleting the figure "1.50%" therein and replacing it with the figure "1.75%" and deleting the figure "2.50%" therein and replacing it with the figure "2.75%".

                  (c) Clause (h) of the definition of "Eligible Assignee" in
Section 1.01 is amended by deleting the words "of business," therein, and the last parenthetical in the definition of "Eligible Assignee" in Section 1.01 is amended by adding the words "or delayed" to the end thereof.

                  (d) The definition of "Fund" in Section 1.01 is amended by deleting the last three words thereof.

                  (e) The definition of "Obligation" in Section 1.01 is amended by deleting the word "and" before "(b)" and replacing it with "," and adding at the end of such definition the following: "and (c) the obligation of any Loan Party in respect of any Secured Hedge Agreement."

                  (f) The term "Option Shares" in Section 1.01 is amended by replacing such term with the term "Option Stock".

                  (g) The last sentence of Section 2.01 is amended by adding the words "or prepaid" after the word "repaid".

                  (h) Section 2.02(b) is amended by deleting the words "Term Loan Borrowings" at the end of the first sentence therein and replacing them with the words "Interest Periods".

                  (i) The last sentence of Section 2.04 is amended to add at the end thereof the following: ", and the Unused Term Loan Commitments shall be permanently reduced to zero immediately subsequent to the consummation of the Merger and the payment in full of the Elk Notes".

                  (j) The proviso at the end of Section 2.05(b) is amended and restated in its entirety to read as follows:

                  "; provided, however, that with respect to any payment referred to in clause (A) or (C) above, the Net Cash Proceeds from the sale of Collateral or from any Extraordinary Receipt, as applicable, in which the lenders under the Revolving Credit Facility have a prior lien shall first be applied to repay advances, if any, under the Revolving Credit Facility."

                  (k) Section 2.08(a) is amended by (i) deleting the words "comprising the same Term Loan Borrowing" and "comprising part of the same Term Loan Borrowing" in each place they appear therein and (ii) deleting the words "Term Loan Borrowings" therein and replacing them with the words "Interest Periods".

                  (l) Section 2.08(b)(i) is amended by deleting the words "comprising any Term Loan Borrowing" therein and replacing them with the words "having the same Interest Period".

                  (m) Section 2.09(b) is amended to add after the parenthetical phrase "(or similar contingent obligation)" therein the following: "or the Term Loan Advances owed to such Lender".

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                  (n) Section 2.10(f)(v) and (vi) are amended by deleting the words "Administrative Agent and" each time they appear therein.

                  (o) Section 5.02(e)(iii) is amended by moving the letter "(x)" in the first line thereof before the word "any" therein.

                  (p) Section 5.02(f)(vii)(C) is amended by deleting the word "contingent" in such Section.

                  (q) Section 5.02(j) is amended to add after "Surviving Debt" in subclause (vi) therein the following: "; provided, however, that prepayments of Debt to G-1 Holdings or BMCA Holdings are subject to the provisions of subclause (ix) below".

                  (r) Section 6.01 is amended by deleting the word "BMCA" the first time it appears in the last proviso in such Section and replacing it with the following: "any Borrower".

                  (s) Section 7.05(a) is amended by adding at the end of the first parenthetical therein the following: "and without limiting the Borrowers' obligation to do so to the extent required to do so pursuant to Section 8.04".

                  (t) Section 8.01(a) is amended by adding the words ", either Intercreditor Agreement" after the word "Guaranty" in the second parenthetical in such Section.

                  (u) Section 8.01(a)(ii) is amended by adding at the beginning of such section the following: "amend the definition of `Required Lenders' or `Pro Rata Share' or the second sentence of Section 2.10(a) or".

                  (v) Section 8.01(a)(iv) is amended by adding after the word "transactions" therein the following: "or modify the priority of the rights of any Lender or any Agent in the Collateral as provided in either Intercreditor Agreement".

                  (w) Section 8.01(a)(vii) is amended by adding the words "or forgive" after the word "reduce".

                  (x) Section 8.01(a)(viii) is amended by adding after the word "hereunder" therein the following: "or modify the definition of `Term Loan Commitment Termination Date' to extend the period in which the Term Loan Commitments of the Lenders are available hereunder".

                  (y) Section 8.01(b) is amended by adding after the word "may," in the seventh line thereof the following: "with the Borrowers being responsible for the payment of any assignment fee,".

                  (z) Section 8.04(b) is amended by adding the word "trustees," after the word "agents," in the third line thereof.

                  (aa) Section 8.07(a)(ii) is amended by deleting the figure "$5,000,000" therein and replacing it with the figure "$1,000,000".


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                  (bb) Section 8.07(a)(iv) is amended by adding after the word
"Affiliates," therein the following: "another Lender or an Approved Fund".

                  (cc) Section 8.07(a)(v) is amended by adding at the end thereof the following: "; provided, that only one such fee shall be payable in connection with concurrent assignments by a Lender to two or more Approved Funds."

                  (dd) Section 8.07(j) is amended by (i) adding the words "without the consent of the Borrowers or the Administrative Agent," in the first line thereof before the word "any", (ii) adding the words "and similar extensions of credit" in the second line thereof before the word "may" and (iii) adding the words "any creditor, including" in the third line thereof before the words "the trustee".

                  (ee) Section 8.09(a) is amended by (i) adding the word "trustees," after the word "directors," therein and (ii) adding at the end thereof the following: "and to any SPC, any trustee thereof and its legal and financial advisors, and then only on a confidential basis".

                  (ff) Schedule 4.01(s) is replaced in its entirety by Annex A attached hereto.

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and the consent attached hereto executed by each Guarantor.

                  SECTION 3. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that this Amendment has been duly executed and delivered by such Borrower, and this Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles.

                  SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, as amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit


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Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  SECTION 5. Costs, Expenses. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the consent attached hereto by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment or such consent.

                  SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.















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
                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          BUILDING MATERIALS CORPORATION OF  AMERICA
                          BMCA ACQUISITION INC.
                          BMCA ACQUISITION SUB INC.

                          By /s/ John M. Maitner
                             ----------------------------------------------
                             Name: John M. Maitner
                             Title: Vice President & Treasurer


                          DEUTSCHE BANK AG NEW YORK BRANCH,
                          as Administrative Agent and as Lender

                          By /s/ Marguerite Sutton
                             ----------------------------------------------
                             Name: Marguerite Sutton
                             Title: Director


                          By /s/ Susan LeFevre
                             ----------------------------------------------
                             Name: Susan LeFevre
                             Title: Director


                          BEAR STEARNS CORPORATE LENDING INC.

                          By /s/ Victor Bulzacchelli
                             ----------------------------------------------
                             Name: Victor Bulzacchelli
                             Title: Vice President


                          JPMORGAN CHASE BANK, N.A.

                          By /s/ John M. Hariaczyi
                             ----------------------------------------------
                             Name: John M. Hariaczyi
                             Title: Vice President









                       Signature Page to Amendment No. 1

                                     CONSENT

                                                    Dated as of March 15, 2007


                  Each of the undersigned, as a Guarantor under the Guaranty dated February 22, 2007 (the "Guaranty") and as a Grantor under the Security Agreement dated February 22, 2007 (the "Security Agreement"), in each case in favor of the Administrative Agent and for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty, the Security Agreement and the other Collateral Documents (as defined in such Credit Agreement) to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty, the Security Agreement and such other Collateral Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and
(b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                BUILDING MATERIALS CORPORATION OF AMERICA
                                BMCA ACQUISITION INC.
                                BMCA ACQUISITION SUB INC
                                BMCA FRESNO LLC
                                BMCA FRESNO II LLC
                                BMCA GAINESVILLE LLC
                                BMCA INSULATION PRODUCTS INC.
                                BMCA QUAKERTOWN INC.
                                BUILDING MATERIALS INVESTMENT CORPORATION
                                BUILDING MATERIALS MANUFACTURING CORPORATION
                                DUCTWORK MANUFACTURING CORPORATION
                                GAF LEATHERBACK CORP.
                                GAF MATERIALS CORPORATION (CANADA)
                                GAF PREMIUM PRODUCTS INC.
                                GAF REAL PROPERTIES, INC.
                                GAFTECH CORPORATION
                                HBP ACQUISITION LLC
                                LL BUILDING PRODUCTS INC.
                                PEQUANNOCK VALLEY CLAIM SERVICE COMPANY, INC. SOUTH PONCA REALTY CORP.
                                WIND GAP REAL PROPERTY ACQUISITION CORP.


                                By /s/ John M. Maitner
                                   -------------------------------------------
                                   Name: John M. Maitner
                                   Title: Vice President & Treasurer




                          Consent to Amendment No. 1 to
                               Term Loan Agreement

                                                                        ANNEX A


                                SCHEDULE 4.01(s)

                                   INVESTMENTS


City of Michigan, Indiana Economic Development Taxable Revenue Bonds, Series 1999 - $1,932,749.

Three (3) shares of Ridgemark Golf and Country Club - $45,000.

City of Fontana Industrial Development Revenue Bond Series 1985 - $6,325,000.

Loan made by BMCA to BMCA Holdings Corporation on July 1, 2003 in a principal amount of $37,840,000.

Loan made by BMCA to BMCA Holdings Corporation on December 29, 2003 in a principal amount of $15,000,000.